UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021 (November 5, 2021)

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed on November 12, 2021 (the “Original Report”), in which the Company reported the completion of the acquisition of DERMAdoctor, LLC, a Missouri limited liability company (“DERMAdoctor”) pursuant to the Membership Unit Purchase Agreement, dated September 27, 2021 (the “DERMAdoctor Acquisition”).

This Amendment No. 1 is being filed in order to provide (a) the historical audited balance sheets of DERMAdoctor as of December 31, 2020 and 2019 and the related audited statements of income, cash flows, and members’ deficiency for each of the years in the two years ended December 31, 2020, (b) the historical unaudited balance sheet of DERMAdoctor as of September 30, 2021 and the related unaudited statements of income for the nine months ended September 30, 2021 and 2020, and (c) the unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, in connection with the completion of the DERMAdoctor Acquisition.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide any update, modification or discussion of any developments or events with respect to the Company subsequent to the filing date of the Original Report. The information previously reported in, or filed with, the Original Report is hereby incorporated by reference into this Amendment No. 1.

Item 9.01         Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired

The historical audited balance sheets of DERMAdoctor as of December 31, 2020 and 2019 and the related audited statements of income, cash flows, and members’ deficiency for each of the years in the two years ended December 31, 2020, and the related notes thereto and the report of accounting firm thereon, are filed as Exhibit 99.1 to this Amendment No. 1.

The historical unaudited balance sheet of DERMAdoctor as of September 30, 2021 and the related unaudited statements of income for the nine months ended September 30, 2021 and 2020 are filed as Exhibit 99.2 to this Amendment No. 1.

(b)          Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.3 to this Amendment No. 1.

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021;
●	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2021;
●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020; and
●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Cautionary Language Concerning Forward-Looking Statements

The pro forma financial information in Exhibit 99.3 contains forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of the Company. Accordingly, this Amendment No. 1 contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our current product offerings and marketing efforts, the financial impact of the Company’s recently completed private placement transaction on November 2, 2021, including the use of proceeds, and the DERMAdoctor Acquisition, our partnerships, and any future revenue that may result from selling our products, as well as generally the Company’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Amendment No. 1, are detailed in the Company’s latest Form 10-K, and the subsequent Definitive Proxy Statements, Forms 10-Q and/or Form 8-K filings with the Securities and Exchange Commission, especially under the heading “Risk Factors.” The forward-looking statements in this Amendment No. 1 speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

(d)         Exhibits

Exhibit No.	Description
23.1	Consent of MarksNelson LLC
99.1
Audited financial statements of DERMAdoctor, LLC for the years ended December 31, 2020 and 2019 (incorporated by reference to Exhibit 99.1 of NovaBay's Current Report on Form 8-K filed November 2, 2021)

99.2	Unaudited financial statements of DERMAdoctor, LLC for the nine months ended September 30, 2021
99.3	Unaudited pro forma condensed combined financial information of NovaBay Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: December 1, 2021